UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Item 1. Reports to Stockholders.

Annual Report

December 31, 2018

Miller Opportunity Trust

Class A  LGOAX

Class C  LMOPX

Class FI  LMOFX

Class R  LMORX

Class I  LMNOX

Class IS  MVISX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from a Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund's website, www.millervaluefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary, such as a broker-dealer or bank, or, if you are a direct investor, by calling the Fund toll-free at 1-888-593-5110.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call the Fund toll-free at 1-888-593-5110 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary.

Table of contents

Miller Opportunity Trust
Manager commentary	1
Fund at a glance	10
Fund expenses	11
Fund performance	13
Schedule of investments	14
Statement of assets and liabilities	17
Statement of operations	19
Statements of changes in net assets	20
Statement of cash flows	21
Financial highlights	22
Notes to financial statements	28
Report of independent registered public accounting firm	41
Additional information	45
Approval of investment advisory agreement	43
Privacy notice	48
Directory of funds' service providers	Back Cover

Miller Opportunity Trust 2018 Annual Report

Miller Opportunity Trust manager commentary (unaudited)

Market Commentary

For those who believe in omens, signs, and portents (and who doesn't?), 2018 was the year of the dog according to the Chinese zodiac, and if you were in almost any asset class except cash for the past 12 months, that aptly described your results. From an all-time high reached on January 26, US stocks began a decline just as the Chinese New Year welcomed the dog, culminating in a decline of 6.2% in the S&P 500 before dividends and 4.4% after. That was the worst year in stocks since the 2008 financial crisis. December had its worst return in that month since 1931 when the economy was collapsing into the Great Depression.

What does the Chinese New Year say about 2019? This is the year of the pig. Market participants are likely to immediately recall the old saw that "bulls make money, bears make money, but pigs get slaughtered." That would suggest a very dim view of one's prospects if the pig is an apt metaphor for what we are likely to experience in 2019. I think, though, there is a better analogy than the bromide noted above. In 1992, George Soros and Stan Druckenmiller bet heavily against the British pound, expecting it to fall sharply. George kept telling Stan the position needed to be bigger and Stan dutifully increased it each time. Stan, worried that the position had gotten too big, and when George told him again it needed to be bigger, Stan repeated the point about pigs getting slaughtered. George responded, "It takes courage to be a pig." That courage was rewarded when the pound collapsed on September 5. Soros made a billion dollars and became known as the man who broke the Bank of England.

In this year of the pig, I think courage will be rewarded in the equity market, just as it has for most of the past 10 years. The precipitous December decline led to the same behavior we saw in late 2008 and early 2009 as people fled stocks for the safety of treasuries. Equity mutual fund outflows reached levels only seen around the 2008 lows as investors rushed to reduce risk. One would think that if risk reduction makes sense, it should be concurrent with the year's highs and not the year's lows, but it never is. The 2008-09 financial crisis was a once-in-a-lifetime event, just as was the Great Depression, and both dramatically changed investor behavior for years afterward. The financial crisis made investors risk- and volatility-phobic, and when markets begin to fall, as happened in early 2016 and last quarter, investors rush for the equity exits and into bonds and cash.

The first six weeks of 2016 were the worst start to a year in the history of the S&P, and the 2018 December results were the worst in 87 years. The concerns then and now were macro and remarkably similar: fears the Federal Reserve would overtighten, fears that collapsing oil prices signaled a global economy that was rolling over into a recession, and fears that grim economic news out of China presaged a potentially dire, debt-driven downturn that would prove contagious. None of those came to pass, the fears were just that, and the stock market's decline stopped just above the 200-week moving average of 1790 before beginning a recovery of over 1000 points over the next three years. Those same macro fears, along with a few new ones such as a messy Brexit,

Miller Opportunity Trust 2018 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

tariffs and trade wars, and the uncertainty of the Mueller investigation, have been bedeviling this market. Just as in 2016, the S&P's decline halted (at least for now) at the 200-week moving average of 2350 and has made a sharp recovery in the first days of the New Year, albeit with considerable volatility.

I think it likely that the current, well-advertised macro worries will prove as ephemeral as 2016's. The market clearly welcomed Fed Chairman Powell's recent remarks that emphasized "flexibility, adaptability and open-mindedness" according to The New York Times' Neil Irwin, and he dispelled fears that the Fed was ignoring market-based signals in favor of its academic models, saying the Fed would be "patient" as it considered the economic data. His remarks were followed by an "as good as it gets" employment report showing a remarkable growth of non-farm payrolls of 312,000, growth of average hourly earnings of 3.2%, and a modest uptick in unemployment to 3.9%, driven by an increase in the labor force participation rate. Inflation remained subdued. Stocks soared and bonds fell.

For investors, the sharp selloff from the September high of 2940 to the current 2530 level coupled with the rise in bond prices over the same period has stocks now priced at under 15x 2019's estimated earnings compared to about 37x the annualized, hold-to-maturity return on 10-year treasuries. At 15x, the market is at the lowest point it's been since late 2013. Corporate earnings and dividends should grow about 5% or so long-term, while today's 10-year coupons likely will not. Back in 2008 near the lows, Warren Buffett wrote an op-ed saying he was buying US stocks and urged others to do so. When someone asked him later how he knew it was time to buy, he said he didn't know the time to buy, but he knew when prices were attractive. I also have no idea when it's time to buy, but I do believe US stock prices are the most attractive they have been since the 2016 lows and there appear to be plenty of bargains to be had.

Stan Druckenmiller turned cautious on the market a year ago as the year of the dog approached and went largely to cash. It has been reliably reported that he began buying stocks again in December as he believed the decline was nearing its end and that equities were again attractive. As we enter the year of the pig, I think a slug of porcine pluck is called for.

Bill Miller, CFA Chief Investment Officer and Portfolio Manager January 5, 2019

Fund Commentary

What a year! In so many ways. I welcomed a beautiful baby girl, (Edith, aka "Edie"), to my family on September 23rd, which happened to be a Sunday. My last day in the office was Friday, September 21, which happened to mark the high in the S&P 500 for the year. At that time, Miller Opportunity Trust (Class I) was up 24.62% year-to-date (YTD), more than double our benchmark's

Miller Opportunity Trust 2018 Annual Report

(S&P 500) 11.12% return. As good a time as any to take maternity leave, I figured. Boy was I wrong. We had our fourth worst relative quarter in the history of the Fund. Most of the carnage occurred in the last month of the year. On the last day of November, we had given up a lot of ground but were still up 11.12% for the year, still more than double the S&P 500's 5.10% gain. Then December happened and we ended the year down 9.53%, twice as bad as the S&P's 4.38% loss.

Average Annual Total Returns and Expenses (%) — as of 12/31/2018

	Without Sales Charges
YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception[1]	Inception Date
Class A -9.80	-9.80	4.25	4.79	—	16.34	2/3/2009
Class C -10.47	-10.47	3.46	3.98	14.68	5.19	12/30/1999
Class FI -9.82	-9.82	4.24	4.75	15.44	4.71	2/13/2004
Class R -10.05	-10.05	3.94	4.43	15.12	2.81	12/28/2006
Class I -9.53	-9.53	4.55	5.07	15.91	6.19	6/26/2000
Class IS2 —	—	—	—	—	-26.89	8/22/2018
S&P 500 -4.38	-4.38	9.26	8.49	13.12	4.88	—
	With Max Sales Charges
YTD	1 Yr	3 Yr	5 Yr	10 Yr	Inception
Class A -15.00	-15.00	2.21	3.55	—	15.64	2/3/2009
Class C -11.36	-11.36	3.46	3.98	14.68	5.19	12/30/1999

1  S&P 500 since inception return represented from 12/30/99, the Fund's oldest share class.

2  Not annualized.

Gross (Net) Expenses (%): Class A 1.35 (1.35); Class C 2.12 (2.12); Class FI 1.40 (1.40); Class R 1.67% (1.67%); Class I 1.13 (1.10), and Class IS 1.03% (1.00%). Miller Value Partners, LLC (the "Adviser") has contractually agreed to waive a portion or all of the management fees payable to it by the Fund and/or to pay the Fund's operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses (other than interest expense, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses) to 1.20% for Class A, 1.97% for Class C, 1.26% for Class FI, 1.55% for Class R, 0.93% for Class I, and 0.83% for Class IS through April 30, 2020. Net expense ratios are current to the most recent prospectus dated 4/30/18 and are applicable to investors.

Performance shown represents past performance and is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than the original cost. Class A shares have a maximum front-end sales charge of 5.75%. Class C shares have a one-year contingent deferred sales charge (CDSC) of 1.0%. If sales charges were included, performance shown would be lower. Total returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Total return figures are based on the NAV per share applied to shareholder subscriptions and redemptions, which may differ from the NAV per share disclosed in Fund shareholder reports. Performance would have been lower if fees had not been waived in various periods. YTD is calculated from January 1 of the reporting year. All classes of shares may not be available to all investors or through all distribution channels. For the most recent month-end information, please call 888-593-5110

Miller Opportunity Trust 2018 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

The only good news about the terrible month of December and horrible fourth quarter: it's a rerun we've seen before. Sudden losses of this sort usually lead to strong future returns. I wrote a piece in early 2016 after the market and Fund tanked on similar concerns highlighting how well it bodes for future returns. We looked at the performance of the Fund any time it was down more than 15% in a month or 15% over 3 months.

Since we've hit those thresholds again, we've updated the analysis through the end of December. Basically, when it's happened in the past, the median forward one-year return has been roughly 30 percent. That crushes long-term average returns in both the markets and the Fund. And the results have been great over longer term periods too, with median 3- and 5-year returns coming in around 20% per year.

The fortunate caveat is that there's not enough occurrences (you need 30) to make the data what statisticians call "statistically significant," meaning that results indicate properties of the system rather than just randomness. But it's clear from the data (and understanding market behavior) that buying during panicked selling has led to better long-term returns. The data shows that historically you make money between 80-100% of the time if you buy (rather than sell) during extreme short-term sell-offs. Between 70-100% of the time, those gains have been greater than the S&P 500's long-term historical average return of roughly 10% per year. You can't ask for better odds in the markets. Yet people mostly do the opposite and sell into weakness (which is exactly why there's an opportunity)! The Fund is already up 18.13% YTD1, so thus far, history is repeating itself.

We were not immune from the effects of the urge to sell as we had a few days of significant outflows. We were fortunate to be among the minority of actively managed equity mutual funds to have had net inflows for the entirety of 2018. We opted to increase our leverage modestly to fund shareholder redemptions, rather than selling our holdings at depressed prices. Net debt was just shy of 6% of net assets at the end of the third quarter and ended the year just shy of 10%, which happens to be our limit on leverage. We've mentioned how we like to try to monetize the volatility in the markets to improve long-term returns. On the margin, this counter-cyclical use of leverage enables us to sell more at higher prices and buy more (or at least sell less) at lower prices.

The selloff made me even more excited about the Fund's prospects. At year end, the Fund traded at only 8.7 times forward earnings, a deep discount to the S&P 500's 15.1 times, while at the same time having estimated long-term earnings growth that's slightly better! The amazing thing is that the Fund trades at only 8.7x when we own so many great companies earning fabulous and sustainable returns on capital. Our calculation of the upside to the intrinsic value of our holdings surpassed 100 percent! The "return to Sorrento" (all stocks at 52-week high) would yield 48% upside.

1  LMNOX as of January 31, 2019

Miller Opportunity Trust 2018 Annual Report

There's lots more in the portfolio to get enthusiastic about. The airlines are back below long-term historical valuation levels despite clear evidence that things are different (in the form of significant and sustainable free cash flow). The homebuilders had a rough 2018, as rising mortgage rates along with federal tax changes slowed activity some. Our builders now trade for less than 8x this year's earnings, and we believe they will continue to grow earnings for many years due to favorable demographics. The banks are posting returns on equity and tangible equity that no one would have expected a decade ago and are returning most of their earnings to shareholders, yet trade between 8-10x earnings. Our "growthier" names like Amazon and Facebook have had significant pullbacks that set them up to do well going forward, in our opinion. There are many other names that excite us at these levels too.

We promise to work hard to do as well as possible with your money, and we appreciate your support.

Samantha McLemore, CFA

• What is the Fund's investment strategy?

The Fund seeks long-term growth of capital. The Fund normally invests in securities, derivatives, and other financial instruments that, in the portfolio managers' opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy when selecting investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the manager believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest in the common stock of U.S. and foreign securities, debt securities, derivatives and other financial instruments. The Fund may also engage to a substantial degree in short sales of securities and other instruments, and can borrow money for investment purposes in amounts up to 10% of its net assets, a practice known as "leveraging." Although the portfolio managers consider ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Fund, such securities may include investments rated below investment grade, commonly known as "junk" bonds, and unrated securities.

• What were the overall conditions during the Fund's reporting period?

All major indices and many asset classes struggled in 2018. The Nasdaq Composite finished the year down 2.81% followed by the Dow Jones Industrial Average declining 3.48% for the year with the S&P 500 closing out the year with the biggest loss of 4.38%. Eight out of the eleven sectors in the S&P 500 posted negative returns at year end, with Energy and Materials losing the most with returns of -18.10% and -14.70%, respectively. On the other hand, Health Care

Miller Opportunity Trust 2018 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

and Utilities did the best, posting returns of 6.47% and 4.11%, respectively. Size and returns exhibited a positive correlation as large-caps outperformed mid-caps, which beat small-cap names. Specifically, the large-cap Russell 1000 Index lost 4.79%, ahead of the Russell Midcap Index's 9.08% decline for the year, followed by the small-cap Russell 2000 Index's -11.03% return. Growth stocks outperformed value stocks with the Russell 1000 Growth declining 1.52% compared with the Russell 1000 Value Index's loss of 8.28% over the year. Bonds outperformed stocks, with the Barclays U.S. Aggregate outperforming all equity benchmarks with a 0.01% return. Long-dated U.S. Treasuries performed worse with the Barclays Long-Term Treasury Index losing 2.00%. Commodities also had a tough year, with the Bloomberg Commodity Index declining 12.99%. Some of the decline represented the flipside of the dollar's strength; the U.S. Dollar Index gained 4.40%, while gold declined 4.22%. Oil prices declined 24.84%, much of which came on the heels of Washington granting waivers on Iran sanctions, allowing other countries to continue purchasing Iran's oil. All major developed countries ended the year down in local currency terms, with Germany being the worst market with a total return of -18.26%. Emerging market countries had a strong year with Russia and Brazil posting the largest gains in local currency terms, 18.49% and 15.03%, respectively.

The stock market went almost straight up in January, then fell sharply in February and rallied each quarter until the fourth, when the Dow Jones Industrial Average declined 11.31%, while the S&P 500 lost 13.52% and the Nasdaq Composite decreased 17.28%. Ten out of the eleven sectors in the S&P 500 posted negative returns for the fourth quarter, with Energy and Information Technology losing the most with -23.78% and -17.34% returns, respectively. Large-cap stocks outperformed mid-cap stocks, which beat small-cap names. Specifically, the Russell 1000 Index's 13.83% loss did better than Russell Midcap Index and the Russell 2000 Index which posted declines of 15.38% and 20.21%, respectively, for the quarter. Value stocks beat their growth counterparts, as the Russell 1000 Value Index lost 11.73% compared to the 15.89% loss of the Russell 1000 Growth Index over the same period. A flight to safety helped bonds outperform stocks, with the Barclays Aggregate Total Return outperforming all equity benchmarks with a 1.64% gain, which was beaten by long-dated U.S. Treasuries, with the Barclays Long-Term Treasury Index gaining 4.68%. The U.S. Dollar Index gained 1.09% for the quarter, while oil declined 38.01%. Gold reversed course over the quarter and gained 6.61%. In December, the Fed raised interest rates for the ninth time since 2015 to a range of 2.25-2.50% despite investors worrying about a flattening yield curve as the 10-year yield declined over the quarter to 2.68%, representing a significant decline from the 3.24% peak during the quarter. The U.S. and China announced progress on trade talks over the quarter, with ongoing negotiations expected in the next few weeks.

Miller Opportunity Trust 2018 Annual Report

• How did we respond to these changing market conditions?

The Fund is positioned in primarily four areas: health care, financials, airlines and select consumer discretionary. We continue to find attractive opportunities in the market, as such, the Fund initiated 12 new positions and eliminated 9. This activity was driven by bottom-up stock selection, as opposed to a wholesale shift in strategic portfolio positioning. The Fund continues to monetize volatility in the market by paring back winners and adding to names where the market doesn't appropriately reflect the embedded intrinsic value.

The Fund continues to be attractive relative to the S&P 500 benchmark, with a Price-to-Earnings at 8.7x versus the S&P 500's 15.1x and with slightly better 3-5 year EPS Growth of 12.9% versus the S&P 500's 12.8 percent.

• What were the leading contributors to performance?

Amazon.com Inc (AMZN), RH (RH) and Genworth Financial Inc. were the top contributors for the year based on contribution to total return.

• What were the leading detractors from performance?

American Airlines Group Inc (AAL), Flexion Therapeutics (FLXN) and Lennar Corp (LEN) were the top detractors for the year based on contribution to total return.

• Were there any significant changes to the Fund during the reporting period?

As discussed above, during the year we initiated 12 new positions while eliminating 9 holdings, bringing the Fund's total names to 39 as of December 31. The Fund's top 10 represent 45.0% of total assets compared to 21.0% for the index, and maintained its meaningful active share around 101 percent%.

The Fund was most active in the consumer-oriented sectors, purchasing Avon Products and Newell Brands, while exiting Foot Locker, Wayfair and GameStop. The Fund also added to the healthcare sector with Celgene, Teva Pharmaceuticals, and a private placement in Ziopharm, a company the Fund has owned for years.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of NASDAQ securities and it includes over 3,000 stocks. The Dow Jones Industrial Average (DJIA) is an unmanaged index composed of 30 blue-chip stocks, each with annual sales exceeding $7 billion. The DJIA is price-weighted, reflects large-cap companies representative of U.S. industry, and historically has moved in tandem with other major market indexes, such as the S&P 500. The Russell 1000® Index

Miller Opportunity Trust 2018 Annual Report

Miller Opportunity Trust manager commentary (unaudited) (cont'd)

measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell Midcap Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000® Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Barclays U.S. Aggregate Bond Index tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Barclays Long-Term Treasury Index includes publicly issued U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. An investor cannot invest directly in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. The Bloomberg Commodity Index is a highly liquid and diversified benchmark for commodity investments. The US Dollar Index measures the value of the United States dollar relative to a basket of foreign currencies, often referred to as a basket of US trade partners' currencies. Price-to-Earnings is the market price per share divided by earnings per share. Active Share measures the degree of difference between a fund portfolio and its benchmark index.

Must be preceded or accompanied by a current prospectus.

The views expressed are those of the portfolio managers as of the date indicated, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed.

Discussions of individual securities are intended to inform shareholders as to the basis (in whole or in part) for previously made decisions by a portfolio manager to buy, sell or hold a security in a portfolio. References to specific securities are not intended and should not be relied upon as the basis for anyone to buy, sell or hold any security. Portfolio holdings and sector allocations may not be representative of the portfolio manager's current or future investment and are subject to change at any time. Please refer to the schedule of investments in this report for complete holdings information.

Miller Opportunity Trust 2018 Annual Report

Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Real estate investment trusts (REITs) are closely linked to the performance of the real estate markets. REITs are subject to illiquidity, credit and interest rate risks, and risks associated with small and mid-cap investments. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Investments in MLP securities are subject to unique risks, including the risks of MLPs and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Short selling is a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High yield bonds are subject to greater price volatility, illiquidity, and possibility of default. As a non-diversified Fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund's losses from events affecting a particular issuer. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Earnings growth is not representative of the Fund's future performance.

The Miller Value Funds are distributed by Quasar Distributors, LLC.

Miller Opportunity Trust 2018 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund's investment as of December 31, 2018 and December 31, 2017. The Fund is actively managed. As a result, the composition of the Fund's investments is subject to change at any time.

Miller Opportunity Trust 2018 Annual Report

Fund expenses (unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on July 1, 2018 and held for the six months ended December 31, 2018.

Actual Expenses

The table below titled "Based on total actual return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Hypothetical Example for Comparison Purposes

The table below titled "Based on hypothetical actual return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Miller Opportunity Trust 2018 Annual Report

Fund expenses (unaudited) (cont'd)

Based on total actual return1

	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-18.78%	$1,000.00	$812.20	1.39%	$6.35
Class C	-19.08	1,000.00	809.20	2.14	9.74
Class FI	-18.79	1,000.00	812.10	1.45	6.63
Class R	-18.91	1,000.00	810.90	1.71	7.81
Class I	-18.64	1,000.00	813.60	1.14	5.23
Class IS	-26.89	1,000.00	731.10	1.04	3.21

Based on hypothetical actual return1

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,018.20	1.39%	$7.07
Class C	5.00	1,000.00	1,014.44	2.14	10.85
Class FI	5.00	1,000.00	1,017.88	1.45	7.39
Class R	5.00	1,000.00	1,016.58	1.71	8.70
Class I	5.00	1,000.00	1,019.44	1.14	5.82
Class IS	5.00	1,000.00	1,014.10	1.04	3.73

1  For the six months ended December 31, 2018.

2  Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value or does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge ("CSDC") with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3  Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365. Class IS is based on the 130 days since the class inception.

Miller Opportunity Trust 2018 Annual Report

Fund performance (unaudited)

Historical Performance

Value of $10,000 invested in

Class C Shares of Miller Opportunity Trust vs. S&P 500 Index† — December 2008 - December 2018

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†  Hypothetical illustration of $10,000 invested in Class C shares of Miller Opportunity Trust on December 31, 2008, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2018. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class C shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Miller Opportunity Trust 2018 Annual Report

Schedule of investments

December 31, 2018

Miller Opportunity Trust

Security	Shares	Value
Common Stocks — 108.3%
Communication Services — 9.7%
Diversified Telecommunication Services — 3.2%
CenturyLink Inc.	2,800,000	$42,420,000
Interactive Media & Services — 3.5%
Facebook Inc. Class A Shares	350,000	45,881,500	*
Media — 3.0%
Discovery Inc., Class A Shares	1,600,000	39,584,000	*
Total Communication Services		127,885,500
Consumer Discretionary — 25.3%
Household Durables — 9.7%
Lennar Corp., Class A Shares	1,000,000	39,150,000	(a)
Newell Brands Inc.	1,975,000	36,715,250
PulteGroup Inc.	2,000,000	51,980,000	(a)
Total Household Durables		127,845,250
Internet & Direct Marketing Retail — 9.9%
Amazon.com Inc.	50,000	75,098,500	(a)*
Quotient Technology Inc.	4,100,000	43,788,000	*
Stitch Fix Inc., Class A Shares	700,000	11,963,000	*
Total Internet & Direct Marketing Retail		130,849,500
Specialty Retail — 5.7%
RH	625,000	74,887,500	(a)*
Total Consumer Discretionary		333,582,250
Consumer Staples — 1.8%
Personal Products — 1.8%
Avon Products Inc.	15,500,000	23,560,000	*
Total Consumer Staples		23,560,000
Financials — 23.3%
Banks — 10.5%
Bank of America Corp.	2,000,000	49,280,000
Citigroup Inc.	590,000	30,715,400
JPMorgan Chase & Co.	600,000	58,572,000
Total Banks		138,567,400
Consumer Finance — 3.9%
OneMain Holdings Inc.	2,100,000	51,009,000	(a)*
Insurance — 7.8%
Brighthouse Financial Inc.	1,350,000	41,148,000	*
Genworth Financial Inc., Class A Shares	13,200,000	61,512,000	(a)*
Total Insurance		102,660,000
Stocks — 1.1%
GTY Technology Holdings Inc.	1,447,500	14,619,750	*
Total Financials		306,856,150

Miller Opportunity Trust 2018 Annual Report

Miller Opportunity Trust

Security	Shares	Value
Health Care — 25.4%
Biotechnology — 9.9%
Alexion Pharmaceuticals Inc.	350,000	$34,076,000	*
Celgene Corp.	650,000	41,658,500	*
Flexion Therapeutics Inc.	1,900,000	21,508,000	(b)*
Intrexon Corp.	3,100,000	20,274,000	(a)*
ZIOPHARM Oncology Inc.	3,804,900	7,115,163	(b)*
ZIOPHARM Oncology Inc.	3,787,879	6,375,001	(b)(c)(d)*
Total Biotechnology		131,006,664
Pharmaceuticals — 15.5%
Allergan PLC	220,000	29,405,200
Bausch Health Companies Inc.	3,100,000	57,257,000	*
Endo International PLC	6,000,000	43,800,000	(a)*
Mallinckrodt PLC	2,200,000	34,760,000	(a)*
Teva Pharmaceutical Industries Ltd. — ADR	2,500,000	38,550,000	*
Total Pharmaceuticals		203,772,200
Total Health Care		334,778,864
Industrials — 14.3%
Airlines — 11.5%
American Airlines Group Inc.	1,200,000	38,532,000	(a)
Delta Air Lines Inc.	1,100,000	54,890,000	(a)
United Continental Holdings Inc.	700,000	58,611,000	(a)*
Total Airlines		152,033,000
Commercial Services & Supplies — 2.8%
ADT Inc.	6,000,000	36,060,000
Total Industrials		188,093,000
Information Technology — 8.5%
IT Services — 2.2%
Endurance International Group Holdings Inc.	4,400,000	29,260,000	*
Semiconductors & Semiconductor Equipment — 6.3%
Micron Technology Inc.	300,000	9,519,000	*
NXP Semiconductors NV	650,000	47,632,000
QUALCOMM Inc.	450,000	25,609,500
Total Semiconductors & Semiconductor Equipment		82,760,500
Total Information Technology		112,020,500
Total Common Stocks (Cost — $1,866,870,409)		1,426,776,264
Investment Fund — 1.3%
Pangaea One, LP (Cost — $36,504,864)	1	16,505,499	(b)(c)(d)
Total Investment Fund (Cost — $36,504,864)		16,505,499

Miller Opportunity Trust 2018 Annual Report

Schedule of investments (cont'd)

December 31, 2018

Miller Opportunity Trust

Security	Expiration Date	Exercise Price	Shares	Value
Warrant — 0.3%
ZIOPHARM Oncology Inc. (Cost — $4,121,591)	Nov. 13, 2023	$3.01	3,787,879	$4,602,273	(b)(c)(d)
Total Investments — 109.9% (Cost — $1,907,496,864)				1,447,884,036
Liabilities in Excess of Other Assets — (9.9)%				(129,841,847)
Total Net Assets — 100.0%				$1,318,042,189

*  Non-income producing security.

  ADR — American Depositary Receipt

(a)  All or a portion of this security is pledged as collateral pursuant to the loan agreement.

(b)  In this instance, as defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2018, the total market value of investments in Affiliated Companies was $56,105,936 and the cost was $126,469,731. (See Note 9).

(c)  Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 2).

(d)  Restricted security (See Note 10).

The Global Industry Classification Standard (GICS ®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Statement of assets and liabilities

December 31, 2018

Assets:
Investments in unaffiliated securities, at value (Cost $1,781,027,133)	$1,391,778,100
Investments in affiliated securities, at value (Cost $126,469,731)	56,105,936
Cash	13,610,837
Receivable for Fund shares sold	6,778,734
Dividends receivable	568,125
Prepaid expenses	88,732
Total Assets	1,468,930,464
Liabilities:
Loan payable (Note 7)	142,000,000
Payable for Fund shares repurchased	6,282,310
Distribution and service fees payable	1,016,205
Investment management fee payable	922,491
Accrued other expenses	297,493
Interest payable	369,776
Total Liabilities	150,888,275
Total Net Assets	$1,318,042,189
Net Assets:
Paid-in capital	$1,831,176,588
Total accumulated earnings (loss)	(513,134,399)
Total Net Assets	$1,318,042,189

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Statement of assets and liabilities (cont'd)

December 31, 2018

Net Assets:
Class A	$221,841,623
Class C	$559,251,480
Class FI	$13,277,806
Class R	$5,778,097
Class I	$517,820,059
Class IS	$73,124
Shares Outstanding:
Class A	10,297,539
Class C	27,697,707
Class FI	597,672
Class R	267,864
Class I	22,093,590
Class IS	3,119
Net Asset Value:
Class A (and redemption price)	$21.54
Class C (redemption price * and offering price per share)	$20.19
Class FI (redemption price and offering price per share)	$22.22
Class R (redemption price and offering price per share)	$21.57
Class I (redemption price and offering price per share)	$23.44
Class IS (redemption price and offering price per share)	$23.44
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.85

*  Redemption price per share of Class C shares is NAV reduced by a 1.00% CDSC if shares are redeemed within one year of purchase (See Note 3).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Statement of operations

For the Year Ended December 31, 2018

Investment Income:
Dividends from unaffiliated investments (Net of foreign tax of $44,063)	$14,059,830
Dividends from affiliated investments	391,722
Total Investment Income	14,451,552
Expenses:
Investment management fee (Note 3)	12,357,353
Distribution fees (Note 6)	7,890,996
Interest expense (Note 7)	3,357,141
Shareholder servicing fees (Note 6)	1,009,472
Administration and fund accounting fees	822,754
Transfer agent expenses	381,098
Shareholder reports	131,151
Custody fees	108,037
Registration fees	101,700
Legal fees	32,836
Audit and tax fees	20,593
Insurance	18,221
Trustees' fees	11,640
Compliance fees	10,711
Miscellaneous expenses	22,670
Total Expenses	26,276,373
Less: Fee waivers and/or expense reimbursement (Note 3)	(60,956)
Net Expenses	26,215,417
Net investment loss	(11,763,865)
Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 5):
Net Realized Gain (Loss) From:
Investments in unaffiliated securities	(71,049,997)
Investments in affiliated securities	8,996,040
Net Realized Loss	(62,053,957)
Change in Net Unrealized Appreciation/Depreciation From:
Investments in unaffiliated securities	(50,470,884)
Investments in affiliated securities	(42,254,333)
Change in Net Unrealized Appreciation/Depreciation	(92,725,217)
Net Loss on Investments	(154,779,174)
Decrease in Net Assets from Operations	$(166,543,039)

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Statements of changes in net assets

For the Year Ended December 31,	2018	2017
Operations:
Net investment loss	$(11,763,865)	$(13,241,499)
Net realized gain (loss)	(62,053,957)	422,552,285
Change in unrealized depreciation	(92,725,217)	(94,648,261)
Increase (Decrease) in Net Assets from Operations	(166,543,039)	314,662,525
Fund Share Transactions (Note 8):
Net proceeds from sale of shares	465,820,678	219,418,833
Cost of shares repurchased	(455,008,633)	(353,374,029)
Increase (Decrease) in Net Assets from Fund Share Transactions	10,812,045	(133,955,196)
Increase (Decrease) in Net Assets	(155,730,994)	180,707,329
Net Assets:
Beginning of year	1,473,773,183	1,293,065,854
End of year	$1,318,042,189	$1,473,773,183 *

* Includes accumulated undistributed net investment loss of $(603,681).

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Statement of cash flows

For the Year Ended December 31, 2018

Cash Flow from Operating Activities
Net decrease in net assets from operations	$(166,543,039)
Adjustments to reconcile decrease in net assets resulting from operations to net cash used for operating activities:
Purchases of investment in unaffiliated securities	(532,838,105)
Purchases of investment in affiliated securities	(11,595,959)
Sales of investments in unaffiliated securities	505,277,418
Sales of investments in affiliated securities	16,813,007
Increase in dividends receivable	(397,125)
Decrease in securities litigation proceeds receivable	2,156
Increase in prepaid expenses	(37,169)
Increase in distribution and service fees payable	75,259
Decrease in investment management fee payable	(93,033)
Increase in accrued other expenses	25,661
Net realized loss from investments in unaffiliated securities	71,049,997
Net realized gain from investments in affiliated securities	(8,996,040)
Litigation proceeds received	841,467
Partnership distribution from investments in affiliated securities	3,168,499
Unrealized depreciation from investments in unaffiliated securities	50,470,884
Unrealized depreciation from investments in affiliated securities	42,254,333
Net Cash used for operating activities	(30,521,789)
Cash Flow from Financing Activities
Increase in loan payable	25,000,000
Increase in interest payable	150,416
Proceeds from shares sold	461,269,528
Payment on shares redeemed	(450,305,759)
Net cash provided by financing activities	36,114,185
Net Increase in Cash	5,592,396
Cash at beginning of year	8,018,441
Cash at end of year	$13,610,837
Supplemental disclosure:
Cash paid for interest	$3,357,141

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class A Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.88	$18.96	$19.01	$18.92	$17.06
Income (loss) from operations:
Net investment income (loss)[1]	(0.13)	(0.14)	(0.09)	(0.10)	0.03
Net realized and unrealized gain (loss)	(2.21)	5.06	0.04[2]	0.19	1.83
Total income (loss) from operations	(2.34)	4.92	(0.05)	0.09	1.86
Net asset value, end of year	$21.54	$23.88	$18.96	$19.01	$18.92
Total return[3]	-9.80%[4]	25.95%	-0.26%[4]	0.48%[4]	10.97%
Net assets, end of year (000s)	$221,842	$266,560	$216,974	$249,577	$170,661
Ratios to average net assets:
Gross expenses[5]	1.39%	1.34%	1.31%	1.19%	1.19%
Net expenses[5]	1.39[6]	1.34[6]	1.31	1.19	1.19
Net investment income (loss)	(0.49)	(0.64)	(0.52)	(0.47)	0.18
Portfolio turnover rate	30%	120%	85%[7]	16%	32%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -9.84%, -0.37% and 0.42% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.20% of average net assets of Class A shares. Interest expense was 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.18% for the years ended December 31, 2018 and 2017 (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class C Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$22.55	$18.04	$18.23	$18.27	$16.61
Income (loss) from operations:
Net investment loss[1]	(0.30)	(0.29)	(0.21)	(0.23)	(0.11)
Net realized and unrealized gain (loss)	(2.06)	4.80	0.02[2]	0.19	1.77
Total income (loss) from operations	(2.36)	4.51	(0.19)	(0.04)	1.66
Net asset value, end of year	$20.19	$22.55	$18.04	$18.23	$18.27
Total return[3]	-10.47%[4]	25.00%	-1.04%[4]	-0.22%[4]	9.99%
Net assets, end of year (000s)	$559,251	$694,001	$657,038	$864,654	$904,354
Ratios to average net assets:
Gross expenses[5]	2.13%	2.11%	2.09%	1.95%	1.98%
Net expenses[5]	2.13[6]	2.11[6]	2.09	1.95	1.98
Net investment loss	(1.24)	(1.42)	(1.30)	(1.21)	(0.61)
Portfolio turnover rate	30%	120%	85%[7]	16%	32%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -10.51%, -1.15% and -0.27% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.97% of average net assets of Class C shares. Interest expense was 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.92% and 1.95% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class FI Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.64	$19.57	$19.62	$19.54	$17.63
Income (loss) from operations:
Net investment income (loss)[1]	(0.14)	(0.16)	(0.10)	(0.10)	0.02
Net realized and unrealized gain (loss)	(2.28)	5.23	0.05[2]	0.18	1.89
Total income (loss) from operations	(2.42)	5.07	(0.05)	0.08	1.91
Net asset value, end of year	$22.22	$24.64	$19.57	$19.62	$19.54
Total return[3]	-9.82%[4]	25.91%	-0.25%[4]	0.41%[4]	10.90%
Net assets, end of year (000s)	$13,278	$24,394	$22,474	$43,464	$74,096
Ratios to average net assets:
Gross expenses[5]	1.41%	1.39%	1.35%	1.22%	1.25%
Net expenses[5]	1.41[6]	1.39[6]	1.35	1.22	1.25
Net investment income (loss)	(0.53)	(0.70)	(0.56)	(0.47)	0.13
Portfolio turnover rate	30%	120%	85%[7]	16%	32%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -9.90%, -0.36% and 0.36% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.26% of average net assets of Class FI shares. Interest expense was 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.20% and 1.23% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class R Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.98	$19.10	$19.21	$19.18	$17.37
Income (loss) from operations:
Net investment loss[1]	(0.21)	(0.21)	(0.15)	(0.16)	(0.05)
Net realized and unrealized gain (loss)	(2.20)	5.09	0.04[2]	0.19	1.86
Total income (loss) from operations	(2.41)	4.88	(0.11)	0.03	1.81
Net asset value, end of year	$21.57	$23.98	$19.10	$19.21	$19.18
Total return[3]	-10.05%[4]	25.55%	-0.57%[4]	0.16%[4]	10.42%
Net assets, end of year (000s)	$5,778	$8,367	$7,708	$7,864	$6,361
Ratios to average net assets:
Gross expenses[5]	1.67%	1.66%	1.66%	1.52%	1.64%
Net expenses[5]	1.67[6]	1.66[6]	1.66	1.52	1.64
Net investment loss	(0.79)	(0.97)	(0.86)	(0.80)	(0.27)
Portfolio turnover rate	30%	120%	85%[7]	16%	32%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -10.13%, -0.68% and 0.10% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 1.55% of average net assets of Class FI shares. Interest expense was 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the expense ratios were 1.46% and 1.50% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Financial highlights (cont'd)

For a share of beneficial interest outstanding throughout each year ended

December 31:

Class I Shares	2018	2017	2016	2015	2014
Net asset value, beginning of year	$25.91	$20.53	$20.51	$20.36	$18.31
Income (loss) from operations:
Net investment income (loss)[1]	(0.07)	(0.09)	(0.06)	(0.05)	0.08
Net realized and unrealized gain (loss)	(2.40)	5.47	0.08[2]	0.20	1.98
Total income (loss) from operations	(2.47)	5.38	0.02	0.15	2.06
Less distributions from:
Net investment income	—	—	—	—	(0.01)
Total distributions:	—	—	—	—	(0.01)
Net asset value, end of year	$23.44	$25.91	$20.53	$20.51	$20.36
Total return[3]	-9.53%[4]	26.21%	0.10%[4]	0.74%[4]	11.23%
Net assets, end of year (000s)	$517,820	$480,451	$388,872	$1,081,646	$1,007,840
Ratios to average net assets:
Gross expenses[5]	1.15%[6]	1.12%[6]	1.05%	0.94%	0.94%
Net expenses[5]	1.14[6]	1.09[6]	1.05	0.94	0.94
Net investment income (loss)	(0.23)[6]	(0.39)	(0.30)	(0.21)	0.43
Portfolio turnover rate	30%	120%	85%[7]	16%	32%

1  Per share amounts have been calculated using the average shares method.

2  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

3  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

4  The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -9.61%, -0.05% and 0.69% for the years ended December 31, 2018, 2016 and 2015, respectively.

5  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

6  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.93% of average net assets of Class I shares. Interest expense was 0.21% and 0.16% for the years ended December 31, 2018 and 2017, respectively. Excluding interest, the net expense ratios were 0.93% for the years ended December 31, 2018 and 2017, respectively (see Note 3).

7  Excludes securities delivered as a result of a redemption in-kind.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

For a share of beneficial interest outstanding throughout the period ended

December 31:

Class IS Shares	2018*
Net asset value, beginning of period	$32.06
Income (loss) from operations:
Net investment income[1]	0.01
Net realized and unrealized loss	(8.63)
Total loss from operations	(8.62)
Net asset value, end of period	$23.44
Total return[2]	-26.89%
Net assets, end of period (000s)	$73
Ratios to average net assets:
Gross expenses[3]	1.09%[5]
Net expenses[3]	1.05[4,5]
Net investment income	0.09[5]
Portfolio turnover rate	30%[6]

*  Commenced operations on August 22, 2018.

1  Per share amounts have been calculated using the average shares method.

2  Performance figures may reflect fee waivers and/or expense reimbursements. In the absence off fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

3  Does not include fees and expenses of the Underlying Funds in which the Fund invests.

4  The Adviser has agreed to limit the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to 0.83% of average net assets of Class IS shares. Interest expense for the period ended December 31, 2018, was 0.22% (annualized). Excluding interest, the net expense ratio is 0.83% for the period ended December 31, 2018 (see Note 3).

5  Annualized.

6  Portfolio turnover rate reported is for the fiscal year of the Fund.

The Accompanying Notes are an Integral Part of these Financial Statements.

Miller Opportunity Trust 2018 Annual Report

Notes to financial statements

1. Organization

Miller Opportunity Trust (the "Fund") is a separate non-diversified investment series of the Trust for Advised Portfolios (the "Trust"), a Delaware Statutory Trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund converted to the Trust on February 24, 2017, and was previously organized in the Legg Mason Investment Trust as the Legg Mason Opportunity Trust (the "Predecessor Fund"). The Fund seeks to provide long-term growth of capital.

2. Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("U.S. GAAP") for investment companies. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Topic 946. The presentation of financial statement in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses. Actual results may differ from those estimates.

(a) Investment valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. These investments are categorized as Level 1 of the fair value hierarchy. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Miller Value Partners, LLC (the

Miller Opportunity Trust 2018 Annual Report

"Adviser") under procedures established by and under the general supervision and responsibility of the Board.

Various inputs are used in determining the value of the Funds' investments. These inputs are summarized into three broad levels and described below:

•  Level 1 — quoted prices in active markets for identical investments. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.). Other inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•  Level 3 — significant unobservable inputs, including the Fund's own assumptions in determining fair value of investments.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's investments in each category investment type as of December 31, 2018:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments*
Common Stocks	$1,405,781,513	$14,619,750	$6,375,001	$1,426,776,264
Investment Fund	—	—	16,505,499	16,505,499
Warrant	—	—	4,602,273	4,602,273
Total Investments	$1,405,781,513	$14,619,750	$27,482,773	$1,447,884,036

*  See Schedule of Investments for additional detailed categorizations.

Miller Opportunity Trust 2018 Annual Report

Notes to financial statements (cont'd)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Common Stock	Investment Fund	Warrant
Balance at December 31, 2017	$—	$21,070,556	$—
Realized gain (loss)	—	3,081,898[1]	—
Purchases	5,878,410	—	4,121,591
Sales/Partnership distributions	—	(3,168,499)	—
Change in unrealized appreciation (depreciation)	496,591	(4,478,456)[2]	480,682
Balance at December 31, 2018	$6,375,001	$16,505,499	$4,602,273
Change in unrealized appreciation (depreciation) for Level 3 securities held at December 31, 2018	$496,591	$(4,478,456)	$480,682

1  This amount is included in net realized gain (loss) from investment transactions from investments in affiliated companies in the accompanying Statement of Operations.

2  This amount is included in the change in net unrealized appreciation (depreciation) from investments in affiliated companies in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques and unobservable inputs used to determine the fair value of Level 3 investments:

	Value at December 31, 2018	Valuation Technique(s)	Unobservable Input(s)	Range / Weighted Average	Impact to Valuation from an Increase in Input *
Common Stock	$6,375,001	Market	Liquidity Discount	10%	Decrease
Limited Partnership Interests	$16,505,499	NAV of Limited Partnership Interest	Liquidity Discount	10%	Decrease
Warrant	$4,602,273	Black-Scholes Model	Liquidity Discount	10%	Decrease

*  This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option

Miller Opportunity Trust 2018 Annual Report

purchased. If the purchased options expire, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from U.S. GAAP.

(e) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(f) Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Federal and other taxes. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the "Code"), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund's financial statements.

Management has analyzed the Fund's tax positions taken on income tax returns for all open tax years and has concluded that as of December 31,

Miller Opportunity Trust 2018 Annual Report

Notes to financial statements (cont'd)

2018, no provision for income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. As of December 31, 2018, open tax years for the Fund include the tax years ended December 31, 2015, December 31, 2016 and December 31, 2017.

The Fund was notified in 2017 of a tax lien filed by the Internal Revenue Service related to a previous holding. No liability for the lien has been recorded as it is currently under appeal. If the appeal is unsuccessful, the Fund has also received indemnification from previous management for any tax, penalties, or interest related to the matter.

The Fund holds interests in certain securities that are treated as partnerships for Federal income tax purposes. These entities may be subject to audit by the Internal Revenue Service or other applicable tax authorities. The Fund's taxable income or tax liability for prior taxable years could be adjusted as a result of such an audit. The Fund may be required to pay a fund-level tax as a result of such an adjustment or may pay a "deficiency dividend" to its current shareholders in order to avoid a fund-level tax associated with the adjustment. The Fund could also be required to pay interest and penalties in connection with such an adjustment. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

3. Investment management agreement and other transactions with affiliates

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $100.0 million	1.000%
Next $2.5 billion	0.750
Next $2.5 billion	0.700
Next $2.5 billion	0.675
Over $7.6 billion	0.650

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services ("Fund Services") serves as the Fund's administrator and transfer agent. The officers of the Trust are employees of Fund Services. U.S Bank,

Miller Opportunity Trust 2018 Annual Report

N.A. serves as the Fund's custodian. Quasar Distributors, LLC ("Quasar") and affiliate to Fund Services, acts as the Fund's distributor and principal underwriter. For the year ended December 31, 2018, the Fund incurred the following expenses for administration & fund accounting, transfer agent, custody and compliance fees:

Administration & fund accounting	$822,754
Transfer Agency	$381,098
Custody	$108,037
Compliance	$10,711

At December 31, 2018, the Fund had payables due to USBFS for administration & fund accounting, transfer agent, custody and compliance fees in the following amounts:

Administration & fund accounting	$137,474
Transfer Agency	$65,947
Custody	$18,163
Compliance	$1,783

The above payable amounts are included in Accrued other expenses in the Statement of assets and liabilities.

The Independent Trustees were paid $11,640 for their services and reimbursement of travel expenses during the year ended December 31, 2018. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Effective February 27, 2017, the Adviser has contractually agreed to reduce fees and pay expenses (other than interest, commissions, taxes, acquired fund fees and expenses, and extraordinary expenses) so that total annual operating expenses do not exceed the levels set forth below. This expense limitation cannot be terminated prior to April 30, 2019, and has been extended through April 30, 2020. The Predecessor Fund did not have expense limitations.

Class A	Class C	Class FI	Class R	Class I	Class IS
1.20%	1.97%	1.26%	1.55%	0.93%	0.83%

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within 36 months of the reimbursement date if the class's total annual operating expenses have fallen to a level below the expense limitation ("expense cap") in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class's total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Miller Opportunity Trust 2018 Annual Report

Notes to financial statements (cont'd)

Pursuant to these arrangements, at December 31, 2018, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by the Adviser and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2020	$—	$—	$—	$—	$158,192	$—
Expires December 31, 2021	—	—	—	—	60,942	14
Total	—	—	—	—	219,134	14

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge ("CDSC") of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, the Fund's Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares in excess of $1,000,000 and the initial sales charge is waived. These purchases do not incur an initial sales charge.

For the year ended December 31, 2018, Quasar did not retain sales charges on sales of Class A shares. In addition, for the year ended December 31, 2018, CDSCs paid to Quasar for Class C shares totaled $21,407.

4. Investments

During the year ended December 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$522,804,457
Sales	501,284,604

5. Derivative instruments and hedging activities

The following tables provide information about the effect of derivatives and hedging activities on the Fund's Statement of Operations for the year ended December 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund's derivatives and hedging activities during the year.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVIATIVES RECOGNIZED

Equity Risk
Purchased option[1]	$168,363

1  Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in unaffiliated securities in the Statement of Operations.

Miller Opportunity Trust 2018 Annual Report

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

Equity Risk
Purchased options[1]	$1,133,112

1  The change in unrealized appreciation/depreciation from purchased options is reported in the change in net unrealized appreciation/depreciation from unaffiliated investments in the Statement of Operations.

During the year ended December 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Contracts
Purchased option	856

6. Class specific expenses

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each class, respectively.

The Fund also has arrangements with various parties to provide ongoing sub-transfer agent services for each share class. Service and/or distribution fees and sub-transfer agent fees are accrued daily and paid monthly or quarterly.

For the year ended December 31, 2018, class specific expenses were as follows:

	Service and/or Distribution Fees	Servicing Fees
Class A	$702,778	$169,725
Class C	7,100,871	392,124
Class FI	49,936	17,101
Class R	37,411	7,231
Class I	—	423,291
Class IS	—	—
Total	$7,890,996	$1,009,472

7. Lines of Credit

The Fund may borrow for investment purposes, also known as "leveraging" from a $150,000,000 line of credit ("Leveraging Credit Agreement") with the Bank of Nova Scotia. This Leveraging Credit Agreement renews daily for a 180-day term unless notice to the contrary is given to the Fund. Leverage is the ability to earn a return on a capital base that is larger than the Fund's net assets. Use of leverage can magnify

Miller Opportunity Trust 2018 Annual Report

Notes to financial statements (cont'd)

the effects of changes in the value of the Fund's investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. The Fund pays a monthly commitment fee at an annual rate of 0.10% on the unutilized portion of the Leveraging Credit Agreement. However, the commitment fee will be waived when 50% of the line of credit is drawn. The interest on the borrowings under this Leveraging Credit Agreement is calculated at variable rates based on the prevailing LIBOR rate plus the LIBOR rate margin. To the extent of the borrowing outstanding, the Fund is required  to maintain collateral in a special custody account at the Fund's custodian on behalf of the Bank of Nova Scotia. The Fund's Leveraging Credit Agreement contains customary covenants that, among other things, may limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Leveraging Credit Agreement may be subject to early termination under certain events and may contain other provisions that could limit the Fund's ability to utilize borrowing under the agreement.

The Fund also has access to a $50 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly.

	Bank of Nova Scotia	U.S. Bank
Maximum available credit	$150,000,000	$50,000,000
Largest amount outstanding on an individual day	142,000,000	20,000,000
Average daily loan outstanding	118,369,863	5,321,238
Interest expense	3,340,886	16,255
Loan outstanding as of December 31, 2018	142,000,000	—
Average Interest rate	2.78%	5.24%

8. Shares of beneficial interest

At December 31, 2018, the Trust had an unlimited number of shares of beneficial interest authorized with no par value. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Miller Opportunity Trust 2018 Annual Report

Transactions in shares of each class were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,608,173	$96,341,514	2,738,150	$60,707,642
Shares repurchased	(4,473,529)	(109,482,270)	(3,017,844)	(65,227,118)
Net decrease	(865,356)	$(13,140,756)	(279,694)	$(4,519,476)
Class C
Shares sold	1,106,547	$26,969,508	955,988	$19,836,030
Shares repurchased	(4,188,234)	(102,195,937)	(6,591,046)	(134,177,980)
Net decrease	(3,081,687)	$(75,226,429)	(5,635,058)	$(114,341,950)
Class FI
Shares sold	56,400	$1,496,655	196,498	$4,366,752
Shares repurchased	(448,880)	(11,234,320)	(354,569)	(7,814,308)
Net decrease	(392,480)	$(9,737,665)	(158,071)	$(3,447,556)
Class R
Shares sold	53,527	$1,423,311	120,463	$2,576,065
Shares repurchased	(134,620)	(3,480,593)	(175,028)	(3,771,174)
Net decrease	(81,093)	$(2,057,282)	(54,565)	$(1,195,109)
Class I
Shares sold	11,992,448	$339,489,690	5,614,031	$131,932,344
Shares repurchased	(8,438,903)	(228,615,513)	(6,018,475)	(142,383,449)
Net increase/decrease	3,553,545	$110,874,177	(404,444)	$(10,451,105)
Class IS
Shares sold	3,119	$100,000	—	$—
Shares repurchased	—	—	—	—
Net increase	3,119	$100,000	—	$—
Total increase/decrease	(863,952)	$10,812,045	(6,531,832)	$(133,955,196)

9. Transactions with affiliated companies

An "Affiliated Company", as defined in the 1940 Act, includes a company in which the Fund owns 5% or more of the company's outstanding voting securities or partnership interests at any time during the period. The

Miller Opportunity Trust 2018 Annual Report

Notes to financial statements (cont'd)

following transactions were effected in shares of such companies for the year ended December 31, 2018:

	Flexion Therapeutics Inc.[1]	Pangaea One, LP	Stitch Fix Inc. Class A Shares[2]	ZIOPHARM Oncology Inc.[3]	Total
Value at December 31, 2017	$45,072,000	$21,070,556	$27,755,420	$15,814,800	$109,712,776
Purchases	1,595,958	—	—	10,000,001	11,595,959
Sales / Partnership Distributions	—	(3,168,499)	(16,747,147)	(65,860)	(19,981,506)
Change in Unrealized Gain (Loss)	(25,159,958)	(4,478,456)	(5,078,217)	(7,537,702)	(42,254,333)
Realized Gain (Loss) on Sales / Distributions	—	3,081,898	6,032,944	(118,802)	8,996,040
Value at December 31, 2018	$21,508,000	$16,505,499	$11,963,000	$18,092,437	$68,068,936
Amortization, Dividend, Interest Income	$—	$391,722	$—	$—	$391,722

1  Flexion Therapeutics Inc. was not an affiliated company at December 31, 2017 but was an affiliated company at December 31, 2018.

2  Stitch Fix Inc. — Class A Shares was an affiliated company at December 31, 2017, and was no longer an affiliated company at December 31, 2018.

3  ZIOPHARM Oncology Inc. (common stocks) was not an affiliated company at December 31, 2017 but was an affiliated company at December 31, 2018.

10. Restricted securities

The following Fund investments are restricted as to resale and, in the absence of readily ascertainable market values, are valued in good faith in accordance with procedures approved by the Board of Trustees.

Security	Cost	Value at December 31, 2018	Percent of Net Assets	Open Commitments
Pangaea One, LP [1]	$36,504,864	$16,505,499	1.3%	$729,365[2]
ZIOPHARM Oncology Inc. (Common Stock) [3]	5,878,409	6,375,001	0.5%	—
ZIOPHARM Oncology Inc. (Warrant)[3]	$4,121,591	$4,602,273	0.4%	—

1  Acquisition dates were 5/08, 8/08, 10/08, 12/08, 2/09, 5/09, 8/09, 11/09, 3/10, 7/10, 1/11, 2/11, 4/11, 8/11, 10/11, 1/12, 4/12, 5/12, 6/12, 8/12, 12/12, 5/13, 6/13, 9/13, 3/14, 8/14 and 10/14.

2  In the normal course of operations, the Fund makes commitments to invest in businesses. At December 31, 2018, the Fund had open commitment of $729,365.

3  The security is currently restricted until the registration statement is effective with the Securities Exchange Commission. The registration was filed February 7, 2019.

Miller Opportunity Trust 2018 Annual Report

11. Subsequent Events

Management has evaluated events and transactions that occurred subsequent to December 31, 2018 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

12. Income tax information and distributions to shareholders

The Fund did not make any distributions during the year ended December 31, 2018 or the fiscal year ended December 31, 2017.

At December 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,899,246,500
Unrealized appreciation	59,483,497
Unrealized depreciation	(510,845,961)
Net unrealized depreciation	$(451,362,464)
Deferred capital losses(a)	(926,400)
Capital loss carryover — long term	(60,683,281)
Other book/tax temporary differences(b)	(162,254)
Total accumulated loss	$(513,134,399)

(a)  These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(b)  Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, the following reclassifications have been made:

	Total Accumulated Earnings (Loss)	Paid-in Capital
(a)	$15,504,206	$(15,504,206)

(a)  Reclassifications are due to the difference between the estimated and actual tax return of capital amount and book/tax differences in the treatment of net operating losses, partnership investments, passive foreign investment companies and expired capital loss carryforwards.

Miller Opportunity Trust 2018 Annual Report

Notes to financial statements (cont'd)

13. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement ("ASU 2018-13"). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

Miller Opportunity Trust 2018 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Trust for Advised Portfolios
and the Shareholders of Miller Opportunity Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Miller Opportunity Trust, a series of shares of beneficial interest in Trust for Advised Portfolios (the "Fund"), including the schedule of investments, as of December 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights for each of the years or period noted in the table below, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period noted in the table below, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the years in the three-year period ended December 31, 2016 were audited by other auditors whose report dated February 17, 2017, expressed an unqualified opinion on such financial highlights.

Financial Highlights
Class A, Class C, Class FI, Class R, and Class I	For each of the years in the two-year period ended December 31, 2018
Class IS	For the period August 22, 2018 (commencement of operations) to December 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Miller Opportunity Trust 2018 Annual Report

Report of independent registered public accounting firm (cont'd)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, counterparties, and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2014.

Philadelphia, Pennsylvania
February 28, 2019

Miller Opportunity Trust 2018 Annual Report

Approval of investment advisory agreement for Miller Opportunity Trust (unaudited)

At a meeting held on August 21 and 22, 2018, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Miller Value Partners, LLC ("Miller" or the "Adviser"), for the Miller Opportunity Trust (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's approval of the continuance of the Advisory Agreement:

In considering the continuance of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of Miller, including information regarding its compliance program, chief compliance officer, and compliance record and its disaster recovery/business continuity plan. The Board also considered the prior relationship between Miller and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year it had met with the Adviser in person to discuss fund performance and investment outlook, as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that Miller had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the

Miller Opportunity Trust 2018 Annual Report

Approval of investment advisory agreement for Miller Opportunity Trust (unaudited) (cont'd)

Board's view, the nature, overall quality, and extent of the management services provided were and would continue to be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis and in comparison to its peer group, relevant benchmark index, and a comparable composite of accounts managed by the Adviser. The Board considered that the Fund had (i) outperformed relative to its peer group median/average as of June 30, 2018, (ii) outperformed certain periods and underperformed other periods relative to its relevant benchmark index as of March 31, 2018, and (iii) outperformed relative to the Adviser's composite. The Board noted that the Fund had recently achieved more than ten calendar years of performance results.

•  The Trustees also reviewed the cost of the Adviser's services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. The Board noted that the Adviser had contractually agreed to maintain annual expense caps for each of the Fund's classes. The Board noted that, although the Fund's advisory fee and net expense ratio were higher than the peer group median and average, both were well within the peer group range. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Miller were fair and reasonable.

•  The Trustees considered that, in addition to Miller's commitment to maintain its cap on the Fund's expense ratio, Miller's advisory fee schedule includes breakpoints, which allow for economies of scale to be shared through reductions in the advisory fee as Fund assets grow.

•  The Trustees considered the profitability of Miller from managing the Fund. In assessing Miller's profitability, the Trustees reviewed Miller's financial information that was provided in the materials and took into account both the direct and indirect benefits to Miller from managing the Fund. The Trustees concluded that Miller's profits from managing the Fund were not excessive and, after a review of the relevant financial information, Miller appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Miller Opportunity Trust 2018 Annual Report

Additional information (unaudited)

December 31, 2018

Proxy Voting Policies and Procedures

You may obtain a description of the Fund's proxy voting policy and voting records, without charge, upon request by contacting the Funds directly at 1-888-593-5110 or on the EDGAR Database on the SEC's website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Quarterly Form N-Q Portfolio Schedule

The Fund files its complete portfolio schedule with the Securities and Exchange Commission (SEC) for the first and third fiscal quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). The Fund's Form N-Q or Part F of Form N-PORT are available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The percentage of dividends declared from ordinary income designated as qualified dividend income was 0%.

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2018 was 0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions Under Internal Revenue Section 871(k)(2)(C) for the fiscal year ended December 31, 2018 was 0%

Miller Opportunity Trust 2018 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Private Investor. Previously Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provided strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	The Bancorp, Inc. (2013 to present), Javelin Mortgage Investments, Inc. (2012 — 2016)
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 — 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1968	Trustee, Chairman, President and Principal Executive Officer	Trustee Since 2018 Chairman Since 2018; President and Principal Executive Officer Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC. (2011 — present)	1	None

Miller Opportunity Trust 2018 Annual Report

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 — present)
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1975	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (2012 to present); Contract Attorney, various law firms (2009 — 2012)

(1)  Each Trustee serves an indefinite term until the election of a successor. Each officer serves an indefinite term until the election of a successor.

(2)  The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)  "Other Directorships Held" includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, "public companies") or other investment companies registered under the 1940 Act.

(4)  The Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(5)  Mr. Kashmerick is an "interested person" of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund's distributor.

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (888) 593-5110.

Miller Opportunity Trust 2018 Annual Report

Privacy notice

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Miller Opportunity Trust 2018 Annual Report

Investment Adviser

Miller Value Partners, LLC
One South Street
Suite 2550
Baltimore, MD 21202

Distributor

Quasar Distributors, LLC
777 East Wisconsin Avenue
MK-WI-T6
Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius, LLP
111 Pennsylvania Avenue, NW
Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Miller Value Funds

888.593.5110
millervaluefunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio and Harry E. Resis are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Miller Opportunity Trust

	BBD, LLP	BBD, LLP
	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$17,500	$17,000
Audit-Related Fees	N/A	N/A
Tax Fees	$3,100	$3,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Miller Opportunity Trust

	BBD, LLP	BBD, LLP
	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Miller Opportunity Trust

	BBD, LLP	BBD, LLP
	FYE 12/31/2018	FYE 12/31/2017
Non-Audit Related Fees
Registrant	$3,100	$3,000
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith. For the period covered by this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	March 08, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	March 08, 2019

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	March 08, 2019